Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAE5
867363AG8
00506TAB1
Issuer
ACTIVANT SOLUTIONS INC
SUNGARD DATA SYSTEMS INC
ACTIVANT SOLUTIONS INC
Underwriters
DBSI, JP Morgan
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SDS FRN 8/15/2013
COOPCP FRN 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
Goldman Sachs
JP Morgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/6/2005
7/27/2005
3/10/2005
Total amount of offering sold to QIBs
145,000,000
400,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
145,000,000
400,000,000
120,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.75%
Rating
B2e, B+
B3/B-
B2/B+
Current yield
10.05%
8.52%
10.05%
Benchmark vs Spread (basis points)
600 bp
360 bp
103 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
300,000
 $                   300,000
0.21%



Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%



Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%



Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
20,000
 $                     20,000
0.01%



SVS II High Income Portfolio
Chicago
55,000
 $                     55,000
0.04%



New York Funds







Scudder High Income Plus Fund
New York
50,000
 $                     50,000
0.03%



Total

490,000
 $                   490,000
0.34%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $                   310,000
0.10%
3.00%
1.85%
6/30/2005
SVS I Bond Portfolio
Boston
65,000
 $                     65,000
0.02%
3.00%
1.75%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
12,870,000
 $
12,870,000
4.09%
3.00%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
1,400,000
 $
1,400,000
0.44%
3.00%
3.90%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
705,000
 $                   705,000
0.22%
3.00%
4.58%
6/30/2005
Scudder Strategic Income Fund
Chicago
945,000
 $                   945,000
0.30%
3.00%
1.41%
6/30/2005
Scudder Strategic Income Trust
Chicago
160,000
 $                   160,000
0.05%
3.00%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
1,140,000
 $
1,140,000
0.36%
3.00%
2.62%
6/30/2005
SVS II High Income Portfolio
Chicago
2,075,000
 $
2,075,000
0.66%
3.00%
2.83%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
200,000
 $                   200,000
0.06%
3.00%
1.52%
6/30/2005
SVS II Total Return Portfolio
Chicago
345,000
 $                   345,000
0.11%
3.00%
2.71%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
285,000
 $                   285,000
0.09%
3.00%
2.01%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
775,000
 $                   775,000
0.25%
3.00%
3.18%
6/30/2005
Scudder PreservationPlus Income Fund
New York
130,000
 $
21,275,000
0.04%
3.00%
0.96%
6/30/2005
Total

21,405,000
 $
42,550,000
6.80%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AE3
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS
Underwriters
DBSI, Wachovia, ING
Jefferies & Co
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 12.75% 11/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
100,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
105,000,000
250,000,000
Public offering price
 $                                                           90.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
1.38%
Rating
B3/B
B1/B+
B3/B-
Current yield
15.02%
9.00%
7.50%
Benchmark vs Spread (basis points)
1105 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,545,000
 $
2,290,500
2.55%
5.56%
2.92%
6/30/2005
Scudder High Income Trust
Chicago
275,000
 $                   247,500
0.28%
5.56%
3.90%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   126,000
0.14%
5.56%
4.58%
6/30/2005
Scudder Strategic Income Fund
Chicago
190,000
 $                   171,000
0.19%
5.56%
1.41%
6/30/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     27,000
0.03%
5.56%
4.69%
6/30/2005
Scudder Total Return Fund
Chicago
225,000
 $                   202,500
0.23%
5.56%
2.62%
6/30/2005
SVS II High Income Portfolio
Chicago
410,000
 $                   369,000
0.41%
5.56%
2.83%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     36,000
0.04%
5.56%
1.52%
6/30/2005
SVS II Total Return Portfolio
Chicago
70,000
 $                     63,000
0.07%
5.56%
2.71%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
415,000
 $                   373,500
0.42%
5.56%
3.18%
6/30/2005
Total

4,340,000
 $
3,906,000
4.34%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.75%
0.00%
7/21/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $
2,185,000
0.87%
2.03%
0.00%
7/21/2005
Scudder High Income Trust
Chicago
240,000
 $                   240,000
0.10%
2.03%
0.00%
7/21/2005
Scudder Multi-Market Income Trust
Chicago
120,000
 $                   120,000
0.05%
2.03%
0.00%
7/21/2005
Scudder Strategic Income Fund
Chicago
165,000
 $                   165,000
0.07%
2.05%
0.00%
7/21/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%
2.08%
0.00%
7/21/2005
Scudder Total Return Fund
Chicago
170,000
 $                   170,000
0.07%
2.02%
0.00%
7/21/2005
SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.16%
2.04%
0.00%
7/21/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
1.89%
0.00%
7/21/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     55,000
0.02%
2.05%
0.00%
7/21/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
New York Funds







Scudder High Income Plus Fund
New York
360,000
 $                   360,000
0.14%
2.03%
0.00%
7/21/2005
Scudder Limited Duration Plus
New York
20,000
 $                     20,000
0.01%
2.19%
0.00%
7/21/2005
Total

3,860,000
 $
3,860,000
1.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14985VAA9
983130AB1
682391AA5
Issuer
CCM MERGER INC.
WYNN RESORTS LTD.
HOOTERS CASINO HOTEL LAS VEGAS
Underwriters
DBSI, Merrill Lynch
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Jefferies, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOTOR 8% 8/1/2013
WYNN 6.625% 12/1/2014
HOOTER 8.75% 4/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
11/22/2004
3/23/2005
Total amount of offering sold to QIBs
300,000,000
1,300,000,000
130,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
1,300,000,000
130,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.88%
2.00%
2.50%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
6.63%
8.75%
Benchmark vs Spread (basis points)
389 bp
263 bp
466 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
2.34%
0.15%
7/20/2005
Chicago Funds







Scudder High Income Fund
Chicago
560,000
 $                   560,000
0.19%
2.34%
0.18%
7/20/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.02%
2.34%
0.00%
7/20/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
2.34%
0.10%
7/20/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
2.34%
0.21%
7/20/2005
Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%
2.34%
0.55%
7/20/2005
SVS II High Income Fund
Chicago
105,000
 $                   105,000
0.04%
2.34%
0.12%
7/20/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.34%
0.18%
7/20/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
2.34%
0.67%
7/20/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
2.34%
0.15%
7/20/2005
New York







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.03%
2.34%
0.18%
7/20/2005
Total

975,000
 $                   975,000
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital, Piper Jaffray, Scotia Capital,
Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $                     45,000
0.02%
0.15%
0.00%
6/16/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
0.13%
0.00%
6/16/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,430,000
 $                 2,430,000
0.97%
0.15%
0.00%
6/16/2005
Scudder High Income Trust
Chicago
265,000
 $                   265,000
0.11%
0.15%
0.00%
6/16/2005
Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.05%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Fund
Chicago
180,000
 $                   180,000
0.07%
0.15%
0.00%
6/16/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%
0.17%
0.00%
6/16/2005
Scudder Total Return Fund
Chicago
215,000
 $                   215,000
0.09%
0.15%
0.00%
6/16/2005
SVS II High Income Portfolio
Chicago
430,000
 $                   430,000
0.17%
0.15%
0.00%
6/16/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%
0.16%
0.00%
6/16/2005
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%
0.15%
0.00%
6/16/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
50,000
 $                     50,000
0.02%
0.16%
0.00%
6/16/2005
New York Funds







Scudder High Income Plus Fund
New York
390,000
 $                   390,000
0.16%
0.15%
0.00%
6/16/2005
Scudder PreservationPlus Income Fund
New York
30,000
 $                 4,285,000
0.01%
0.17%
0.00%
6/16/2005
Total

4,315,000
 $                 8,570,000
1.73%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers, UBS,
Citigroup, DBSI, Goldman Sachs, Morgan Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica, Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citigroup, Morgan Stanley,
ABN Amro, Bosc Inc, Calyon, Comerica, Fortis,
Harris Nesbitt, Piper Jaffray, RBC Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citgroup, Comerica, Morgan
Stanley, Raymond James, RBC Capital Markets,
Suntrust, TD Waterhouse, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $                                                           98.98
 $                                                           99.07
 $                                                           99.06
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%
2.80%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%
2.80%
0.29%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $                 3,820,512
0.64%
2.80%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%
2.80%
-0.88%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%
2.80%
1.89%
9/30/2005
Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%
2.80%
0.35%
9/30/2005
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%
2.80%
1.92%
9/30/2005
Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%
2.80%
-0.11%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%
2.80%
0.34%
9/30/2005
SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%
2.80%
-0.49%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%
2.80%
0.44%
9/30/2005
SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%
2.80%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
222,000
 $                   219,729
0.04%
2.80%
0.05%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%
2.80%
-0.46%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%
2.80%
0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%
2.80%
0.58%
9/30/2005
Total

9,024,000
 $                 8,931,684
1.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
245085AA3
23326LAA0
171340AD4
Issuer
DEL LABORATORIES
DEL LABORATORIES
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DBSI
Bear Stearns, JP Morgan, DBSI
Citigroup, JP Morgan, Mitsubishi Securities,
Natcity Investments, PNC Capital Markets, Scotia
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DLI FRN 11/1/2011
DLI 8% 2/1/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2005
1/19/2005
12/15/2004
Total amount of offering sold to QIBs
185,000,000
175,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
185,000,000
175,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                           99.34
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B2/B
Caa2/CCC+
Ba3/BB-
Current yield
9.23%
8.13%
6.00%
Benchmark vs Spread (basis points)
500 bp
844 bp
149 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
3,895,000
 $                 3,895,000
2.11%



Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%



Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%



Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%



Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%



Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%



SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%



SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%



SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%



Scudder Limited Duration Plus Fund
New York
35,000
 $                     35,000




Total

6,805,000
 $                 6,805,000
3.66%





Security Purchased
Comparison Security
Comparison Security
Cusip
38821GAG6
165167BM8
280146AA9
Issuer
GRANT PRIDECO INC
CHESAPEAKE ENERGY CORP
EDGEN SPECIALTY PIPE
Underwriters
 BoA, Citigroup, CSFB, DBSI, JP Morgan, Natexis
Bleichroeder
BoA, CSFB, DBSI, Lehman Brothers, UBS
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRP 6.125% 08/15/2015
CHK 6.625% 01/15/2016
EDGEN 9.875% 2/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
4/13/2005
1/25/2005
Total amount of offering sold to QIBs
200,000,000
600,000,000
105,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
600,000,000
105,000,000
Public offering price
 $                                                         100.00
 $                                                           99.07
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.44%
1.63%
3.00%
Rating
Ba2/BB
Ba3/BB-
B3/B-
Current yield
6.13%
6.75%
9.88%
Benchmark vs Spread (basis points)
194 bp
173 bp
611 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
15,000
 $                     15,000
0.01%
0.63%
0.21%
9/29/2005
Chicago Funds







Scudder High Income Trust
Chicago
85,000
 $                     85,000
0.04%
0.66%
0.00%
7/14/2005
Scudder High Income Fund
Chicago
795,000
 $                   795,000
0.40%
0.67%
0.00%
7/14/2005
Scudder Multi-Market Income Trust
Chicago
45,000
 $                     45,000
0.02%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.03%
0.67%
0.00%
7/14/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.01%
0.75%
0.00%
7/14/2005
Scudder Total Return Fund
Chicago
65,000
 $                     65,000
0.03%
0.67%
0.00%
7/14/2005
SVS II High Income Portfolio
Chicago
140,000
 $                   140,000
0.07%
0.67%
0.00%
7/14/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.63%
0.00%
7/14/2005
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/14/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
15,000
 $                     15,000
0.01%
0.63%
0.00%
7/14/2005
New York Funds







Scudder High Income Plus Fund
New York
130,000
 $                   130,000
0.07%
0.66%
0.00%
7/14/2005
Total

1,395,000
 $                 1,395,000
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
EF0169138
12686CAV1
161175AD6
Issuer
IESY REPOSITORY
CABLEVISION SYSTEMS CORP
CHARTER COMMUNICATIONS
Underwriters
Citigroup, DBSI, JP Morgan
BoA, Bear Stearns, Citigroup, Morgan Stanley,
DBSI, BoNY, Barclays, Dresdner, Mizuho
International, SG Cowen, SunTrust
BoA, Citigroup, CSFB, JP Morgan, ABN Amro,
BoNY, Bank of Montreal, BNP Paribas, Credit
Lyonnais, DBSI, Morgan Stanley, Rabobank,
Royal Bank of Scotland, Scotia Capital, Societe
Generale
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IESY 10.125% 2/15/2015
CVC 8% 04/15/2012
CHTR 8.375% 4/30/2014
Is the affiliate a manager or co-manager of offering?
 Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/11/2005
7/11/2005
4/20/2004
Total amount of offering sold to QIBs
235,000,000
1,000,000,000
671,000,000
Total amount of any concurrent public offering
0
0
0
Total
235,000,000
1,000,000,000
671,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.00%
1.88%
Rating
Caa1/CCC+
B3/B+
B2/B-
Current yield
10.13%
8.00%
8.38%
Benchmark vs Spread (basis points)
689 bp
369 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
550,000
 $                   550,000
0.23%
9.02%
0.87%
8/8/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.03%
9.02%
1.13%
8/8/2005
Scudder Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%
9.91%
0.70%
8/8/2005
Scudder Multi-Market Income Trust
Chicago
50,000
 $                     50,000
0.02%
9.91%
1.27%
8/8/2005
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
9.02%
-0.11%
8/8/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.04%
9.02%
0.99%
8/8/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.04%
9.02%
1.03%
8/8/2005
Total

950,000
 $                   950,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
58446VAC5
25459HAC9
1248EPAD5
Issuer
MEDIACOM BROADBAND LLC
DIRECTV HOLDINGS
CCO HOLDINGS LLC
Underwriters
BoA, Citigroup, CSFB, JP Morgan, Wachovia,
DBSI, Harris Nesbitt
BoA, CSFB
Citigroup, CSFB, BoA, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MCCC 8.5% 10/15/2015
DTV 6.375% 6/15/2015
CHTR 0% 12/15/2010
Is the affiliate a manager or co-manager of offering?
Initial Purchaser
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/16/2005
6/8/2005
12/1/2004
Total amount of offering sold to QIBs
200,000,000
1,000,000,000
550,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
1,000,000,000
550,000,000
Public offering price
 $                                                           98.36
 $                                                           99.09
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.00%
1.88%
Rating
B2/B
Ba2/BB-
B3/CCC-
Current yield
8.75%
6.50%
0.00%
Benchmark vs Spread (basis points)
454 bp
164 bp
491 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
30,000
 $                     29,508
0.02%
-1.89%
-0.17%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $                 2,163,920
1.10%
-1.89%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
240,000
 $                   236,064
0.12%
-1.89%
-0.72%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
125,000
 $                   122,950
0.06%
-1.89%
1.68%
9/30/2005
Scudder Strategic Income Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     29,508
0.02%
-1.89%
1.70%
9/30/2005
Scudder Total Return Fund
Chicago
160,000
 $                   157,376
0.08%
-1.89%
0.77%
9/30/2005
SVS II High Income Portfolio
Chicago
395,000
 $                   388,522
0.20%
-1.89%
-0.37%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     34,426
0.02%
-1.89%
0.17%
9/30/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     54,098
0.03%
-1.89%
0.67%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     39,344
0.02%
-1.89%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   359,014
0.18%
-1.89%
-0.46%
9/30/2005
Scudder Limited Duration Plus Fund
New York
20,000
 $                     19,672
0.01%
-1.89%
0.48%
9/30/2005
Total

3,855,000
 $                 3,791,778
1.93%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $                                                         101.38
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%
-2.47%
-0.55%
9/30/2005
SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%
-2.47%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%
-2.47%
-0.95%
9/30/2005
Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%
-2.47%
-1.21%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%
-2.47%
1.48%
9/30/2005
Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%
-2.47%
-0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%
-2.46%
1.49%
9/30/2005
Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%
-2.47%
0.88%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%
-2.47%
-0.51%
9/30/2005
SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%
-2.47%
-0.85%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%
-2.46%
-0.09%
9/30/2005
SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%
-2.47%
0.85%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%
-2.47%
-0.72%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%
-2.47%
-0.95%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%
-2.47%
1.33%
9/30/2005
Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-2.48%
9/16/2005
Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-1.20%
9/16/2005
Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%
-2.47%
0.58%
9/30/2005
Total

2,890,000
 $                 2,929,738
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
64016AAA3
693522AA2
44701RAF7
Issuer
NELL AF SARL
PQ CORPORATION
HUNTSMAN CORPORATION
Underwriters
CSFB, Merrill Lynch, ABN Amro, Citigroup,
DBSI
CSFB, JP Morgan, UBS
Citigroup, CSFB, DBSI, JP Morgan, UBS, Merrill
Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NELL 8.375% 8/15/2015
PQCOR 7.5% 2/15/2013
HUNTSM 11.5% 7/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2005
2/3/2005
6/15/2004
Total amount of offering sold to QIBs
615,000,000
275,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
615,000,000
275,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.63%
2.25%
Rating
B2/B-
B3/B-
B2/B
Current yield
8.38%
7.50%
11.50%
Benchmark vs Spread (basis points)
408 bp
307 bp
150 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
105,000
 $                   105,000
0.02%
1.75%
0.00%
8/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,730,000
 $                 3,730,000
0.61%
1.85%
0.00%
8/4/2005
Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.06%
1.83%
0.00%
8/4/2005
Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.03%
1.84%
0.00%
8/4/2005
Scudder Strategic Income Fund
Chicago
280,000
 $                   280,000
0.05%
1.83%
0.00%
8/4/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Scudder Total Return Fund
Chicago
250,000
 $                   250,000
0.04%
1.84%
0.00%
8/4/2005
SVS II High Income Portfolio
Chicago
665,000
 $                   665,000
0.11%
1.85%
0.00%
8/4/2005
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     75,000
0.01%
1.87%
0.00%
8/4/2005
SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.01%
1.88%
0.00%
8/4/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
130,000
 $                   130,000
0.02%
1.75%
0.00%
8/4/2005
New York Funds







Scudder High Income Plus Fund
New York
615,000
 $                   615,000
0.10%
1.85%
0.00%
8/4/2005
Scudder Limited Duration Plus Fund
New York
75,000
 $                     75,000
0.01%
1.75%
0.00%
8/4/2005
Total

6,675,000
 $                 6,675,000
1.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers, BoA,
CSFB, Wachovia, BNY Capital, Citigroup, Royal
Bank of Scotland, Wells Fargo
CSFB, DBSI, Goldman Sachs, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $                                                         100.00
 $                                                           98.68
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
2.38%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
2.38%
0.14%
6/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,235,000
 $                 3,235,000
0.43%
2.38%
1.06%
6/30/2005
Scudder High Income Trust
Chicago
350,000
 $                   350,000
0.05%
2.38%
1.48%
6/30/2005
Scudder Multi-Market Income Trust
Chicago
180,000
 $                   180,000
0.02%
2.38%
1.51%
6/30/2005
Scudder Strategic Income Fund
Chicago
240,000
 $                   240,000
0.03%
2.38%
0.07%
6/30/2005
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
2.38%
1.59%
6/30/2005
Scudder Total Return Fund
Chicago
290,000
 $                   290,000
0.04%
2.38%
0.11%
6/30/2005
SVS II High Income Portfolio
Chicago
575,000
 $                   575,000
0.08%
2.38%
0.88%
6/30/2005
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
2.38%
0.09%
6/30/2005
SVS II Total Return Portfolio
Chicago
90,000
 $                     90,000
0.01%
2.38%
0.23%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
65,000
 $                     65,000
0.01%
2.38%
0.35%
6/30/2005
New York Funds







Scudder High Income Plus Fund
New York
520,000
 $                   520,000
0.07%
2.38%
1.17%
6/30/2005
Scudder PreservationPlus Income Fund
New York
40,000
 $                 5,710,000
0.01%
2.38%
0.38%
6/30/2005
Total

5,750,000
 $               11,420,000
0.77%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI, CIBC Bank, Keybank,
RBC Capital Markets, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
6/16/2005
3/11/2005
Total amount of offering sold to QIBs
150,000,000
250,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread (basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/12/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,095,000
 $                 1,095,000
0.73%
0.69%
0.00%
7/12/2005
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.08%
0.69%
0.00%
7/12/2005
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.04%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Fund
Chicago
80,000
 $                     80,000
0.05%
0.69%
0.00%
7/12/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
0.71%
0.00%
7/12/2005
Scudder Total Return Fund
Chicago
90,000
 $                     90,000
0.06%
0.69%
0.00%
7/12/2005
SVS II High Income Portolio
Chicago
195,000
 $                   195,000
0.13%
0.68%
0.00%
7/12/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.71%
0.00%
7/12/2005
SVS II Total Return Portfolio
Chicago
30,000
30,000
0.02%
0.69%
0.00%
7/12/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
20,000
 $                     20,000
0.01%
0.69%
0.00%
7/12/2005
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.12%
0.69%
0.00%
7/12/2005
Scudder Limited Duration Plus Fund
New York
10,000
 $                     10,000
0.01%
0.75%
0.00%
7/12/2005
Total

1,930,000
 $                 1,930,000
1.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AG8
87922RAD4
00506TAB1
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
ACTIVANT SOLUTIONS INC
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 0% Float 8/15/2013
TELCOR 10% 3/15/2013
COOPCP Float 10% 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
3/10/2005
Total amount of offering sold to QIBs
400,000,000
300,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
300,000,000
120,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
B3/B-
B2/B+
Current yield
0.00%
10.00%
10.00%
Benchmark vs Spread (basis points)
450 bp
589 bp
599 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
3.25%
-0.15%
8/2/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.14%
3.25%
0.36%
8/2/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.02%
3.25%
0.33%
8/2/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
3.25%
0.31%
8/2/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.21%
8/2/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
0.54%
8/2/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.03%
3.25%
0.25%
8/2/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
3.25%
0.00%
8/2/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
3.25%
0.53%
8/2/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
3.25%
-0.10%
8/2/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.02%
3.25%
0.36%
8/2/2005
Total

975,000
 $                   975,000
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AF0
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan
Securities, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital Markets, Piper Jaffray, Scotia Capital,
Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 9.125%  8/15/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,600,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,600,000,000
300,000,000
400,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
B3/B-
B3/B-
B1/B
Current yield
9.13%
10.00%
6.75%
Benchmark vs Spread (basis points)
494 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
4.00%
0.00%
7/29/2005
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.04%
4.00%
0.36%
7/29/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.00%
4.00%
0.33%
7/29/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
4.00%
0.31%
7/29/2005
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
0.21%
7/29/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
4.00%
-0.11%
7/29/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
4.00%
0.25%
7/29/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
4.00%
0.09%
7/29/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
4.00%
-0.09%
7/29/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.00%
4.00%
0.05%
7/29/2005
New York Funds







Scudder High Income Plus Fund
New York
90,000
 $                     90,000
0.01%
4.00%
0.36%
7/29/2005
Total

975,000
 $                   975,000
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AK9
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA SCI CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, JP
Morgan, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro, DBSI,
Key Capital, Piper Jaffray, Scotia Capital, Wells
Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 10.25% 8/15/2015
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,000,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
300,000,000
400,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
Caa1/B-
B3/B-
B1/B
Current yield
10.25%
10.00%
6.75%
Benchmark vs Spread (basis points)
600 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
570,000
 $                   570,000
0.06%
1.25%
-0.10%
9/30/2005
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.01%
1.25%
-0.74%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.00%
1.25%
2.36%
9/30/2005
Scudder Strategic Income Fund
Chicago
45,000
 $                     45,000
0.00%
1.25%
0.77%
9/30/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%
1.25%
2.43%
9/30/2005
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
1.25%
-0.11%
9/30/2005
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
1.25%
0.00%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.25%
0.70%
9/30/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
-0.09%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
95,000
 $                     95,000
0.01%
1.25%
-0.10%
9/30/2005
Total

975,000
 $                   975,000
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
1.25%
-0.40%
9/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
1.25%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%
1.25%
-0.23%
9/30/2005
Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%
1.25%
-0.34%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%
1.25%
0.41%
9/30/2005
Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%
1.25%
-0.34%
9/30/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
1.25%
0.42%
9/30/2005
Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%
1.25%
0.33%
9/30/2005
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%
1.25%
-0.12%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%
1.25%
-0.35%
9/30/2005
SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%
1.25%
0.31%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
1.25%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%
1.25%
-0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%
1.25%
-0.04%
9/30/2005
Total

9,660,000
 $                 9,660,000
2.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.